Exhibit 32

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The  undersigned  hereby  certifies,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of NextPhase Wireless, Inc. (the "Company") on Form 10-KSB for the year ended March 31, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  July 14, 2006


                                                   /s/Robert Ford
                                                   -------------------
                                                   Robert Ford
                                                   Chief Executive Officer and
                                                   Chief Financial Officer

                                                   Date July 14, 2006